SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         August 15, 2002
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                        ALL AMERICAN SEMICONDUCTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


0-16207                                                          59-2814714
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


16115 N.W. 52nd Avenue, Miami, Florida                                33014
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:          (305) 621-8282
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                                      N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On August 15, 2002, All American Semiconductor, Inc. (the "Registrant") issued a press release announcing the continuation of the Company's stock repurchase program. Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated herein by reference.

         Notwithstanding the continuation of the Company's stock repurchase program, there can be no assurance that the Company will repurchase all or any specific amount of the common stock contemplated to be repurchased under such program or as to the timing thereof.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)   Exhibits

   Exhibit
    Number                              Description
  ---------           ----------------------------------------------------------

     99 Press release, dated August 15, 2002, announcing the continuation of the Company's stock repurchase program.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ALL AMERICAN SEMICONDUCTOR, INC.


Dated:  August 15, 2002                By: /s/ HOWARD L. FLANDERS
                                           -------------------------------------
                                           Howard L. Flanders, Executive Vice
                                           President and Chief Financial Officer